AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment to     the Executive     Employment Agreement (the “Amendment”) effective as of December 4, 2019, is hereby made by and between Chesapeake Utilities Corporation, a Delaware corporation (the “Company”), and James F. Moriarty (the “Executive”).

Background Information

The parties to this Amendment (the “Parties”) entered into an Executive Employment Agreement dated as of June 22, 2016 (the “Agreement”), regarding the Executive's employment relationship with the Company and previously extended the Current Term (as defined in the Agreement) through December 31, 2019. The Parties desire to amend the Agreement to memorialize a future extension of the Current Term through December 31, 2020.

Agreement

In consideration of the mutual promises and covenants contained herein, the Company and Executive hereby agree that the Current Term under the Agreement shall expire on December 31, 2020, subject to further extensions of the Current Term as provided under and in accordance with the terms of the Agreement. All other provisions of the Agreement shall remain unchanged.

CHESAPEAKE UTILITIES CORPORATION

[CORPORATE SEAL]               By:     ______________________________

Title: ______________________________
ATTEST:
                      Date: ______________________________

__________________________

EXECUTIVE:

                                Name: _____________________________

                                 Date: _____________________________